THE TEXT OF THIS DOCUMENT IN ENGLISH LANGUAGE IS A TRANSLATION PREPARED FOR INFORMATION PURPOSES ONLY. THE TRANSLATION MAY CONTAIN DISCREPANCIES AND OMISSIONS AND DOES NOT REPLACE THE RUSSIAN TEXT OF THE DOCUMENT. IN ANY AND ALL CASES THE TEXT OF THIS DOCUMENT IN THE RUSSIAN LANGUAGE SHALL PREVAIL.

This rights offering is made for the securities of a foreign company. The offer is subject to the disclosure requirements of a foreign country that are different from those of the United States. Financial statements included in the document, if any, have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the federal securities laws, since the issuer is located in a foreign country, and some or all of its officers and directors may be residents of a foreign country. You may not be able to sue the foreign company or its officers or directors in a foreign court for violations of the U.S. securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a U.S. court’s judgment.

NOTICE ON RESULTS OF ADDITIONAL SECURITIES ISSUE

VTB Bank (open joint-stock company)
(specify the full corporate name of the issuer)

common shares, nonconvertible, in registered form, with par value of RUR0.01 each, placed through open subscription
(specify type, category, form, other identification attributes of placed securities, series and term of repayment (for bonds), par value of securities, type of securities offering)

State registration number of (additional) securities issue: 10401000 B, the date of state registration of securities (additional issue) is the 26th of April, 2013.

Approved on “10” June 2013 by order of the President - Chairman of the Management Board of JSC VTB Bank.
(specify the name of the authorized body of the issuer approving the notice of the (additional) securities issue results)

Issuer’s location and contact telephone numbers: 29 Bolshaya Morskaya Street, Saint-Petersburg, tel. (495) 739-77-99.
(specify the issuer’s location and contact telephone numbers with long-distance code)

President - Chairman of the Management Board of JSC VTB Bank	/signed/	A. L. Kostin
(position of the person functioning as the sole executive body of the issuer)	(Signed)	Full name:

/stamp/
“10” June 2013	Stamp
of the credit institution

     1. Type, category of securities: common nonconvertible (registered) shares

     2. Form of securities: Non-documentary.

     3. Securities placement method: Open subscription.

     4. Actual time of securities placement:
     Date of actual start of securities placement (date of conclusion of the first contract for security (securities) disposal) - 06.05.2013.
     Date of actual end of security placement (the date of the last entry on the personal account (custody account) of the securities purchaser or the date of transfer of the last securities certificate to the purchaser; the end date of securities placement, detremined by decision on securities issue (additional issue) – with incomplete securities placement within the time set by decision on securities issue (additional issue)) - 22.05.2013.
     The actual time of preemptive right period (date of receipt by the joint-stock company of the first and the last applications to purchase securities in accordance with preemptive rights offering): from 06.05.2013 to 17.05.2013.

     5. Par value of each security: RUR0.01.

     6. Quantity of placed securities:
     Quantity of actually placed securities - 2,500, 000,000,000 pcs.
     Quantity of securities actually placed in the course of preemptive right offering - 351,204,477,443.
     Quantity of actually placed fractional shares - 0 pcs.
     Aggregate principal amount of actually placed fractional shares – RUB0.
     Quantity of shares placed through placement of foreign securities representing the rights to such shares certifying rights to such shares – 0 pcs.

7. Price (prices) of securities placement:
Placement price,	Number of securities
RUR/foreign currency unit	placed at the specified price, pcs.
RUR0.041	2,500,000,000,000

     8. Total receipts from securities placement:
     a) amount in rubles paid for placed securities - 102,500,000,000.56;
     b) foreign currency amount expressed in rubles at the exchange rate established by the Central Bank of the Russian Federation as at the moment of payment (submission to the credit organization of an order of funds transfer in foreign currency to the bank account of the credit organization-issuer or the intermediary in foreign currency), paid for placed securities - foreign currency was not paid for shares.

     9. Securities percentage, which, if not placed, would lead to invalidation of the issue (additional issue) of securities:
     Registered Decision of Additional Issue of Securities provides for no percentage of securities, which, if not placed, would lead to invalidation of the additional issue of securities.

     10. Percentage of placed and non-placed securities of the issue (additional issue):
     Placed securities of the issue (additional issue) as percentage of the total quantity of the securities of the issue (additional issue) to be placed - 100%.
     Non-placed securities of the issue (additional issue) as percentage of the total quantity of the securities of the issue (additional issue) to be placed - 0%.
     Percentage of shares placed through placement of foreign securities representing the rights to such shares of the total quantity of shares of the issue (additional issue) to be placed – shares were not placed through placement of foreign securities.

     11. Major transactions of the credit organization – issuer, as well as interested-party transactions of the credit organization – issuer, concluded in the course of securities placement:

     In the course of securities placement, no major or interested-party transactions of JSC VTB Bank were concluded.

     12. Data on persons registered in the shareholder register of the credit organization - issuer as of the date of actual completion of securities placement.

Persons, in whose name common (certified) shares accounting for at least 2 percent of the charter capital of the credit organization - issuer are registered in the shareholder register of the credit organization - issuer:
1.
Full corporate name (for a legal person being a
commercial organization) or name (for a legal person being	Federal agency for state property management
a non-commercial organization) of the shareholder
Location (for legal entities) of the shareholder	9 Nikolsky Pereulok, Moscow, 103685
Percentage of common shares of the credit organization – issuer	60.93478
owned by the shareholder:

2.
Full corporate name (for a legal person being a
commercial organization) or name (for a legal person being	Bank of New York International Nominees
a non-commercial organization) of the shareholder
Location (for legal entities) of the shareholder	One Wall Street, New York, New York, USA, 10286
Percentage of common shares of the credit organization – issuer	14.50755
owned by the shareholder:

3.
Full corporate name (for a legal person being a
commercial organization) or name (for a legal person being	Norges Bank (Central Bank of Norway)
a non-commercial organization) of the shareholder
Location (for legal entities) of the shareholder	The Bronnoysund Register Centre; Bankplassen 2, 0151 Oslo, Norway
Percentage of common shares of the credit organization – issuer	4.27777
owned by the shareholder:

4.
Full corporate name (for a legal person being a
commercial organization) or name (for a legal person being	State Oil Fund of the Republic of Azerbaijan
a non-commercial organization) of the shareholder
Location (for legal entities) of the shareholder	24 Prospekt Neftchilyar, Baku, AZ1004, Azerbaijan
Percentage of common shares of the credit organization – issuer	2.94674
owned by the shareholder:

5.
Full corporate name (for a legal person being a
commercial organization) or name (for a legal person being	Credit Suisse AG
a non-commercial organization) of the shareholder
Location (for legal entities) of the shareholder	Paradeplatz 8, CH-8001 Zurich
Percentage of common shares of the credit organization – issuer	2.94713
owned by the shareholder:

6.
Full corporate name (for a legal person being a
commercial organization) or name (for a legal person being	ONEXIM HOLDINGS LIMITED
a non-commercial organization) of the shareholder
Location (for legal entities) of the shareholder	Vyronos, 36 NICOSIA TOWER CENTER, 8th floor, Flat/Office 801, P.C. 1506, Nicosia, Cyprus
Percentage of common shares of the credit organization – issuer,	2.43036
owned by the shareholder:

7.
Full corporate name (for a legal person being a
commercial organization) or name (for a legal person being	OLYBRIUS LIMITED
a non-commercial organization) of the shareholder
Location (for legal entities) of the shareholder	Chanion, 5, Strovolos, P.C. 2023, Nicosia, Cyprus
Fraction of ordinary shares of the issuing credit institution, owned by	2.35875
the shareholder:

Persons, in whose name registered securities convertible into shares of the credit organization - issuer, in case of such conversion, in the aggregate with shares already registered in the name of such person, would result in the quantity of shares registered in the name of the said person, accounting for at least 2 percent of the charter capital of the credit organization - issuer, are registered in the shareholder register of the credit organization - issuer: no persons holding registered securities convertible into shares of the credit organization – issuer are registered in the shareholder register of the credit organization - issuer.

There are no persons, in whose name registered securities convertible into shares of the credit organization - issuer are registered in the shareholder register.

     13. Information on the members of the management bodies of the credit organization -issuer.

     As at the date of submission to the registration body of the notice on results of (additional) securities issue:

     a) members of the Board of Directors (Supervisory Counsel) of the credit organization - issuer:

1.
David Bonderman
position held in the credit organization - issuer – Member of the Supervisory Counsel of JSC VTB Bank;
positions held in other organizations:
Name of company	Title
TPG Capital L.P.	Founding partner
Ryanair Holdings, plc	Chairman of the Board of Directors
CoStar Group, Inc.	Member of Board of Directors
General Motors Company	Member of Board of Directors
Wilderness Society	Member of Board of Directors

Grand Canyon Trust	Member of Board of Directors
American Himalayan Foundation	Member of Board of Directors

Interest in the charter capital of the credit organization – issuer – none;
percentage of common shares of the credit organization – issuer held by it – none;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

2.
Warnig Artur Matthias
position held in the issuing credit institution – Member of the Supervisory Counsel of JSC VTB Bank;
positions held in other organizations:
Name of company	Title
Nord Stream AG (Switzerland)	Managing Director
Bank “ROSSIYA”	Member of Board of Directors
Verbundnetz Gas AG (Germany)	Member of the Supervisory Board
GAZPROM Schweiz AG (Switzerland)	Chairman of Administrative Council
OJSC Rosneft Oil Company	Member of Board of Directors
Transneft JCS	Chairman of the Board of Directors
UC RUSAL, OJSC	Chairman of the Board of Directors

Interest in the charter capital of the credit organization – issuer – none;
percentage of common shares of the credit organization – issuer held by it – none;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

3.
Sergey Konstantinovich Dubinin
position held in the credit organization – issuer – Chairman of the Supervisory Counsel of JSC VTB Bank;
positions held in other organizations:
Name of company	Title
VTB-Capital, CJSC	Member of Board of Directors, Advisor
ALROSA	Member of the Supervisory Board
Otkritie Financial Corporation	Member of Board of Directors
VTB Capital IB Holding, Ltd.	Member of Board of Directors
Holding VTB Capital , CJSC	Member of Board of Directors

Interest in the charter capital of the credit organization – issuer – 0.00164%;
percentage of common shares of the credit organization – issuer held by it – 0.00164%;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

4.
Leonid Aleksandrovich Kazinets
position held in the credit organization – issuer – Member of the Supervisory Counsel of JSC VTB Bank;
positions held in other organizations:
Name of company	Title
BARKLEY, CJSC	Chairman of the Board of Directors
BARKLEY Construction Company, CJSC	General Director
State Joint-Stock Company All-Russian Exhibition Centre, OJSC	Member of Board of Directors

Interest in the charter capital of the credit organization – issuer – none;
percentage of common shares of the credit organization – issuer held by it – none;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

5.
Andrey Leonidovich Kostin
position held in the credit organization – issuer – Member of the Supervisory Counsel, President - Chairman of the Management Board of JSC VTB Bank;
positions held in other organizations:
Name of company	Title
VTB 24 (CJSC)	Chairman of the Supervisory Board
All-Russia Non-Governmental Organization	President
Federation of Olympic Gymnastics of Russia
The Association of Russian Banks (ARB)	Member of the Board
The Russian Union of Industrialists and Entrepreneurs	Member of the Executive Board Bureau
VTB Bank, PJSC	Chairman of the Supervisory Board
VTB-Capital, CJSC	Member of Board of Directors
Congress Center Konstantinovsky Ltd.	Member of Board of Directors
Non-profit Partnership CIS Financial and Banking Council	President
The Fund for Promotion and Development of
Physical Fitness and Sports in the Russian	Member of the Board of Guardians
Federation
Federal State Educational Institution of Higher Professional Education "Moscow State Institute for International Relations (University) of the Ministry of Foreign Affairs of the Russian Federation"	Member of the Board of Guardians
Federal State Educational Institution of Higher Professional Education Saint-Petersburg State University	Member of the Board of Guardians
The Fund for Development of the State Russian Museum "Friends of the Russian Museum"	Member of the Board of Guardians
The Regional Public Fund for Promotion of Cultural Development "The World of Caucasus"	Member of the Board of Guardians
National Political Party "United Russia"	Member of the High Council
Non-profit Partnership Governance and Problem Analysis Center	Member of the Board of Guardians
VTB Capital IB Holding, Ltd.	Member of Board of Directors
Holding VTB Capital , CJSC	Member of Board of Directors
Bank of Moscow, OJSC	Chairman of the Board of Directors
Non-Profit Partnership, National Council on Corporate Governance	Presidium Member
Federal State Educational Institution of Higher Professional Education the Finance University under the Government of the Russian Federation	Member of the Board of Guardians

Federal State Educational Institution of Higher Professional Education Moscow State University named after M.V. Lomonosov	Member of the Board of Guardians
Charity Fund for Restoration of Voskresensky New Jerusalem Stauropegion Monastery of the Russian Orthodox Church	Member of the Board of Guardians
Federal State Budgetary Institution of Culture State Academic Bolshoi Theatre of Russia	Member of the Board of Guardians
Federal State Autonomous Educational Institution of Higher Professional Education National Research University - Higher School of Economics	Member of the Board of Guardians

Interest in the charter capital of the credit organization – issuer – 0.00183%;
percentage of common shares of the credit organization – issuer held by it – 0.00183%;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

6.
Nikolay Mikhaylovich Kropachev
position held in the credit organization – issuer – Member of the Supervisory Counsel of JSC VTB Bank;
positions held in other organizations:
Name of company	Title
Federal State Educational Institution of Higher Professional Education Saint-Petersburg State University	Rector

Interest in the charter capital of the credit organization – issuer – none;
percentage of common shares of the credit organization – issuer held by it – none;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

7.
Leonid Adolfovich Melamed
position held in the credit organization – issuer – Member of the Supervisory Counsel of JSC VTB Bank;
positions held in other organizations:
Name of company	Title
Team Drive, CJSC	Chairman of the Board of Directors
LLC Rosnanomedinvest	Member of Board of Directors
LLC NovaMedika	Member of Board of Directors
JSC Rusnano	Advisor to the Chairman of the Board:

Interest in the charter capital of the credit organization – issuer – none;
percentage of common shares of the credit organization – issuer held by it – none;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

8.
Gennadiy Georgiyevich Melikyan
position held in the credit organization – issuer – Member of the Supervisory Counsel of JSC VTB Bank;
positions held in other organizations:
Name of company	Title
AUTOTOR Group	Member of Board of Directors

Interest in the charter capital of the credit organization – issuer – none;
percentage of common shares of the credit organization – issuer held by it – none;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

9.
Aleksey Lvovich Savatyugin
position held in the credit organization – issuer – Member of the Supervisory Counsel of JSC VTB Bank;
positions held in other organizations:
Name of company	Title
No positions held in other organizations

Interest in the charter capital of the credit organization – issuer – none;
percentage of common shares of the credit organization – issuer held by it – none;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

10.
Aleksey Konstantinovich Uvarov
position held in the credit organization – issuer – Member of the Supervisory Counsel of JSC VTB Bank;
positions held in other organizations:
Name of company	Title
Government of the Russian Federation	Head of Industry and Infrastructure Department

Interest in the charter capital of the credit organization – issuer – none;
percentage of common shares of the credit organization – issuer held by it – none;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

11.
Aleskey Valentinovich Ulyukayev
position held in the credit organization – issuer – Member of the Supervisory Counsel of JSC VTB Bank;
positions held in other organizations:
Name of company	Title
Central Bank of the Russian Federation	First Deputy Chairman
Sberbank of Russia, JSC	Deputy Chairman of the Supervisory Board
Management Company of the Russian Direct Investment Fund, LLC	Chairman of the Supervisory Board

Interest in the charter capital of the credit organization – issuer – none;

percentage of common shares of the credit organization – issuer held by it – none;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

     b) members of the collective executive body of the credit organization – issuer:

1.
Denis Aleksandrovich Bortnikov
position held in the credit organization – issuer – Member of the Management Board;
positions held in other organizations: no;
Interest in the charter capital of the credit organization – issuer – none;
percentage of common shares of the credit organization – issuer held by it – none;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

2.
Viktoria Gennadyevna Vanurina
position occupied in the credit organization – issuer – Member of the Management Board;
positions held in other organizations:
Name of company	Title
Holding VTB Capital , CJSC	Member of Board of Directors
VTB Specialized Depository CJSC	Member of Board of Directors

Interest in the charter capital of the credit organization – issuer – 0,00050%;
percentage of common shares of the credit organization – issuer held by it – 0,00050%;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

3.
Chaba Laslovich Zentai
position held in the credit organization – issuer – Member of the Management Board;
positions held in other organizations: no;
Interest in the charter capital of the credit organization – issuer – none;
percentage of common shares of the credit organization – issuer held by it – none;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

4.
Andrey Leonidovich Kostin
position occupied in the credit organization – issuer – Member of the Supervisory Counsel, President - Chairman of the Management Board of JSC VTB Bank;
positions held in other organizations:
Name of company	Title
VTB 24 (CJSC)	Chairman of the Supervisory Board
All-Russia Non-Governmental Organization	President
Federation of Olympic Gymnastics of Russia
The Association of Russian Banks (ARB)	Member of the Board
The Russian Union of Industrialists and	Member of the Executive Board Bureau
Entrepreneurs

VTB Bank, PJSC	Chairman of the Supervisory Board
VTB-Capital, CJSC	Member of Board of Directors
Congress Center Konstantinovsky Ltd.	Member of Board of Directors
Non-profit Partnership CIS Financial and Banking	President
Council
The Fund for Promotion and Development of	Member of the Board of Guardians
Physical Fitness and Sports in the Russian
Federation
Federal State Educational Institution of Higher	Member of the Board of Guardians
Professional Education "Moscow State Institute for
International Relations (University) of the Ministry
of Foreign Affairs of the Russian Federation"
Federal State Educational Institution of Higher	Member of the Board of Guardians
Professional Education Saint-Petersburg State
University
The Fund for Development of the State Russian	Member of the Board of Guardians
Museum "Friends of the Russian Museum"
The Regional Public Fund for Promotion of	Member of the Board of Guardians
Cultural Development "The World of Caucasus"
National Political Party "United Russia"	Member of the High Council
Non-profit Partnership Governance and Problem	Member of the Board of Guardians
Analysis Center
VTB Capital IB Holding, Ltd.	Member of Board of Directors
Holding VTB Capital , CJSC	Member of Board of Directors
Bank of Moscow, OJSC	Chairman of the Board of Directors
Non-Profit Partnership, National Council on	Presidium Member
Corporate Governance
Federal State Educational Institution of Higher	Member of the Board of Guardians
Professional Education the Finance University
under the Government of the Russian Federation
Federal State Educational Institution of Higher	Member of the Board of Guardians
Professional Education Moscow State University
named after M.V. Lomonosov
Charity Fund for Restoration of Voskresensky New	Member of the Board of Guardians
Jerusalem Stauropegion Monastery of the Russian
Orthodox Church
Federal State Budgetary Institution of Culture State	Member of the Board of Guardians
Academic Bolshoi Theatre of Russia
Federal State Autonomous Educational Institution	Member of the Board of Guardians
of Higher Professional Education National
Research University - Higher School of Economics

Interest in the charter capital of the credit organization – issuer – 0.00183%;
percentage of common shares of the credit organization – issuer held by it – 0.00183%;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

5.
Valeriy Vasilyevich Lukianenko
position held in the credit organization – issuer – Member of the Management Board;
positions held in other organizations: no;
Interest in the charter capital of the credit organization – issuer - 0.00046%;
percentage of common shares of the credit organization – issuer held by it - 0.00046%;

percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

6.
Moos Herbert
position occupied in the credit organization – issuer – Deputy President-Chairman of the Management Board;
positions held in other organizations:
Name of company	Title
VTB Leasing, OJSC	Member of Board of Directors
Holding VTB Capital , CJSC	Member of Board of Directors
VTB Bank, PJSC	Member of the Supervisory Board
VTB 24 (CJSC)	Member of the Supervisory Board
VTB Factoring, Ltd.	Member of Board of Directors
VTB Capital IB Holding, Ltd.	Member of Board of Directors
VTB-Capital, CJSC	Member of Board of Directors
VTB Capital Plc	Chairman of the Board of Directors
Gals-Development, OJSC	Member of Board of Directors
Bank of Moscow, OJSC	Member of Board of Directors
JSC TransCreditBank	Member of Board of Directors
VTB DC, Ltd.	Member of Board of Directors
Leto Bank, OJSC	Member of the Supervisory Board

Interest in the charter capital of the credit organization – issuer – 0.00341%;
percentage of common shares of the credit organization – issuer held by it – 0.00341%;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

7.
Erkin Rakhmatovich Norov
position held in the the credit organization – issuer – Member of the Management Board;
positions held in other organizations:
Name of company	Title
Bank of Moscow, OJSC	Member of Board of Directors

Interest in the charter capital of the credit organization – issuer – none;
percentage of common shares of the credit organization – issuer held by it – none;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

8.
Mikhail Eduardovich Oseyevskiy
position held in the credit organization – issuer – Deputy President-Chairman of the Management Board;
positions held in other organizations:
Name of company	Title
VTB 24 (CJSC)	Member of the Supervisory Board
Orthodox Local Religious Organization Parish of	Chairman of the Board of Guardians
the Kazan Cathedral Church, St. Petersburg, St.
Petersburg Eparchy of the Russian Orthodox
Church (Moscow Patriarchate)

Interest in the charter capital of the credit organization – issuer – none;
percentage of common shares of the credit organization – issuer held by it – none;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

9.
Andrey Sergeyevich Puchkov
position occupied in the credit organization – issuer – Deputy President-Chairman of the Management Board;
positions held in other organizations:
Name of company	Title
Russian Commercial Bank (Cyprus) Ltd.	Member of Board of Directors
VTB Bank, PJSC	Member of the Supervisory Board
VTB 24 (CJSC)	Member of the Supervisory Board
VTB-Development, CJSC	Member of the Supervisory Board
Gals-Development, OJSC	Member of the Supervisory Board
Bank of Moscow, OJSC	Member of Board of Directors
VTB DC, Ltd.	Chairman of the Board of Directors

Interest in the charter capital of the credit organization – issuer – 0.00030%;
percentage of common shares of the credit organization – issuer held by it – 0.00030%;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

10.
Yuri Alekseyevich Soloviev
position occupied in the issuing credit institution – First Deputy President-Chairman of the Management Board;
positions held in other organizations:
Name of company	Title
VTB-Capital, CJSC	Chairman of the Board of Directors
Holding VTB Capital , CJSC	Chairman of the Board of Directors
VTB Capital IB Holding, Ltd.	Chairman of the Board of Directors
VTB Capital Investment Management LLC	Chairman of the Board of Directors
VTB Bank, PJSC	Member of the Supervisory Board
VTB Capital Investment Management Holding AG	Member of Board of Directors
VTB Capital Private Equity Holding AG	Member of Board of Directors
JSC TransCreditBank	Member of Board of Directors
Bank of Moscow, OJSC	Member of Board of Directors
United Aircraft Corporation, JSC	Member of Board of Directors
VTB Leasing, OJSC	Chairman of the Board of Directors
VTB Capital Russia & CIS Equity	Member of Board of Directors
Fund Ltd
VTB Capital Russia & CIS Fixed Income	Member of Board of Directors
Fund Ltd

Interest in the charter capital of the credit organization – issuer – 0.00341%;
percentage of common shares of the credit organization – issuer held by it – 0.00341%;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

11.
Vasiliy Nikolayevich Titov
position occupied in the credit organization – issuer– First Deputy President-Chairman of the Management Board;
positions held in other organizations:
Name of company	Title
VTB Bank, PJSC	Deputy Chairman of the Supervisory Board
Non-profit Organization Association of Regional	Member of the Board
Banks of Russia
Non-Profit Partnership for Promotion of
Cooperation between the CIS Countries “Financial	Coordination Council Member
and Banking Council of the CIS”
Non-profit Organization The Early Music Revival	Member of the Board of Guardians
Foundation
Non-profit Organization "The Bolshoy Theater	Chairman of the Board
Foundation"
All-Russia Non-Governmental Organization	Vice-President, Presidium Member
Federation of Olympic Gymnastics of Russia
Dinamo Moscow Football Club, CJSC	Chairman of the Board of Directors
VTB Bank (Belarus), CJSC	Chairman of the Board of Directors
VTB Bank (Austria) AG	Chairman of the Supervisory Board
OJSC JSCB Eurofinance Mosnarbank	Member of the Supervisory Board
ROSKINO	Member of Board of Directors
Federal State Budgetary Educational Institution of
Higher Professional Education Baltic State	Member of the Board of Guardians
Technical University “VOENMEKH” named after
D.F. Ustinov
Federal State Budgetary Institution of Culture State	Member of the Executive Committee of the Board
Academic Bolshoi Theatre of Russia	of Guardians
International Board of Guardians of the Crimea
Republican Institution Koktebel Ecological,	Member of the International Board of Guardians
Historical and Cultural Natural Reserve “Kimmeria
of M.A. Voloshin”
Moscow School of Economy of the Federal State
Educational Institution of Higher Professional	Member of the Board of Guardians
Education Moscow State University named after
M.V. Lomonosov
Public Council under the Federal Security Service	Chairman
of the Russian Federation
International Federation of Gymnastics	Member of the Executive Committee
Charity Fund for Restoration of Voskresensky New
Jerusalem Stauropegion Monastery of the Russian	Member of the Board of Directors
Orthodox Church
Development Fund “Friends of the State Open-Air	Member of the Board of Guardians
Museum Peterhof”
International Foundation for Humanitarian	Member of the Board of Guardians
Cooperation of CIS

All-Russian Public Organization “Russian	Member of the Board of Guardians
Basketball Federation”
Non-profit Organization Foundation for Promotion
of Arts and Design Education under the Stroganov	Member of the Board of Guardians
Foundation
JSC VTB Bank (Georgia)	Chairman of the Supervisory Board
White Nights Foundation of America	Member of Board of Directors
Federal State Institution of Culture “All-Russian	Member of the Board of Guardians
Museum Association “State Tretyakov Gallery”
VTB 24 (CJSC)	Member of the Supervisory Board
Bank of Moscow-Minsk JSC	Member of the Supervisory Board
Autonomous Non-profit Organization International	Member of the Board of Guardians
Students’ Basketball League

Interest in the charter capital of the credit organization – issuer – 0.00112%;
percentage of common shares of the credit organization – issuer held by it – 0.00112%;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none;

c) a person holding office of (functioning as) a sole executive body of the credit orgnization:

Andrey Leonidovich Kostin
position occupied in the credit organization – issuer – Member of the Supervisory Counsel, President - Chairman of the Management Board of JSC VTB Bank;
positions held in other organizations:
Name of company	Title
VTB 24 (CJSC)	Chairman of the Supervisory Board
All-Russia Non-Governmental Organization	President
Federation of Olympic Gymnastics of Russia
The Association of Russian Banks (ARB)	Member of the Board
The Russian Union of Industrialists and	Member of the Executive Board Bureau
Entrepreneurs
VTB Bank, PJSC	Chairman of the Supervisory Board
VTB-Capital, CJSC	Member of Board of Directors
Congress Center Konstantinovsky Ltd.	Member of Board of Directors
Non-profit Partnership CIS Financial and Banking	President
Council
The Fund for Promotion and Development of
Physical Fitness and Sports in the Russian	Member of the Board of Guardians
Federation
Federal State Educational Institution of Higher
Professional Education "Moscow State Institute for	Member of the Board of Guardians
International Relations (University) of the Ministry
of Foreign Affairs of the Russian Federation"
Federal State Educational Institution of Higher
Professional Education Saint-Petersburg State	Member of the Board of Guardians
University
The Fund for Development of the State Russian	Member of the Board of Guardians
Museum "Friends of the Russian Museum"
The Regional Public Fund for Promotion of	Member of the Board of Guardians
Cultural Development "The World of Caucasus"
National Political Party "United Russia"	Member of the High Council

Non-profit Partnership Governance and Problem	Member of the Board of Guardians
Analysis Center
VTB Capital IB Holding, Ltd.	Member of Board of Directors
Holding VTB Capital , CJSC	Member of Board of Directors
Bank of Moscow, OJSC	Chairman of the Board of Directors
Non-Profit Partnership, National Council on	Presidium Member
Corporate Governance
Federal State Educational Institution of Higher
Professional Education the Finance University	Member of the Board of Guardians
under the Government of the Russian Federation
Federal State Educational Institution of Higher
Professional Education Moscow State University	Member of the Board of Guardians
named after M.V. Lomonosov
Charity Fund for Restoration of Voskresensky New
Jerusalem Stauropegion Monastery of the Russian	Member of the Board of Guardians
Orthodox Church
Federal State Budgetary Institution of Culture State	Member of the Board of Guardians
Academic Bolshoi Theatre of Russia
Federal State Autonomous Educational Institution
of Higher Professional Education National	Member of the Board of Guardians
Research University - Higher School of Economics

Interest in the charter capital of the credit organization – issuer – 0.00183%;
percentage of common shares of the credit organization – issuer held by it – 0.00183%;
percentage of common shares of the credit organization – issuer, in which convertible securities it holds may be converted, as percentage of the total quantity of placed common shares and the quantity of common shares, into which convertible securities may be converted – none.

14. Data on the trade organizer, who admitted placed securities to organized trade.
full corporate name - Closed Joint-Stock Company MICEX Stock Exchange;
abbreviated corporate name - CJSC MICEX Stock Exchange;
location - 13, Bolshoy Kislovsky per., Moscow, 125009;
      date of taking by the authorized body of the trade organizer of the decision to admit placed securities of the issuer to organized trade - 28.04.2007.

Totally bound, numbered and sealed by JSC VTB Bank 17 sheets. President – Chairman of the Management Board of JSC VTB Bank 10 June 2013 /Signed/ A.L.Kostin /stamp/